Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies
22	Commitments and contingencies

(a)	Lease commitments

The Company’s existing rental leases do not contain significant restrictive provisions. The following is a schedule by year of future minimum lease obligations under non-cancelable rental operating leases as of December 31, 2012:

Years ended December 31,
2013	$6,584
2014	4,304
2015	3,498
2016	3,277
2017	2,831
2018 and thereafter	375

$20,869

Rental expenses under operating leases were $8,784, $11,071 and $12,049 for the years ended December 31, 2010, 2011 and 2012, respectively.

(b)	Capital commitments

As of December 31, 2012, the Company had outstanding capital commitments for property, plant and equipment totaling $22,857.

(c)	Contingencies

The Company accounts for loss contingencies in accordance with ASC 450, “Contingencies” and other related guidelines. The Company is subject to claims and legal proceedings that arise in the ordinary course of its business operations. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be decided unfavorably to the Company. Set forth below is a description of certain loss contingencies as of December 31, 2012 and management’s opinion as to the likelihood of loss in respect of loss contingency.

On December 21, 2012, Masimo Corporation (“Masimo”) brought an action in the United States District Court for the Central District of California against Mindray DS USA and Shenzhen Mindray. Masimo alleges that Mindray DS USA’s U.S. Beneview pulse oximeters and sensors infringe its nine asserted patents relating to pulse oximeters and sensors, and that Shenzhen Mindray infringes the same patents and also breached its Purchase and License Agreement with Masimo dated November 13, 2002, as amended, by failing to use best efforts to promote adoption of Masimo’s oximeter technology outside the United States. The District Court dismissed Mindray DS USA from the litigation on February 28, 2013. Masimo’s Purchase and License Agreement with Shenzhen Mindray expired on December 31, 2012. Shenzhen Mindray plans to vigorously respond to Masimo’s Complaint, and its response is due on May 31, 2013. The Company accrued $9,700 dispute charges in relation to the litigation and does not believe that the outcome of this pending litigation will have a material adverse effect on the Company’s business, financial position, or results of operations.

The Company issues indemnifications and warranties in certain instances in the ordinary course of business to its customers. Historically, costs incurred to settle claims related to these indemnifications and warranties have not been material to the Company’s financial position, results of operations or cash flows. The fair value of the indemnifications and warranties that the Company issued for the years ended December 31, 2010, 2011 and 2012 were not material to the Company’s financial position, results of operations or cash flows.